(NASDAQ: HWFG) Craig J. Cerny, Chairman & CEO Mark Larrabee, President of Kansas Region and Chief Commercial Loan Officer Craig J. Cerny, Chairman & CEO Mark Larrabee, President of Kansas Region and Chief Commercial Loan Officer Institutional Investors Meetings March 21, 2007 San Francisco, California Partners in Community Banking

During the course of my remarks today, you will hear me make certain predictive statements regarding our plans and strategies and anticipated financial results to assist you better in understanding our company. The forward looking statements about future results are not absolute. Refer to our 10K, 10Q’s and 8K’s on file with the SEC for further detail in this regard.

Presentation Overview ⑀ History ⑀ Mission ⑀ Core Strategies ⑀ Financial Performance ⑀ Why Invest in Harrington West?

History ⑀ Cerny was the managing principal of the bank consulting group of Smith Breeden and Associates, Inc. (SBA) from 1985 to 1996. ⑀ Principals of SBA decided to make bank investments ⑀ Harrington West was second bank related investment led by Cerny ⑀ Harrington West was formed to acquire Los Padres Bank in April 1996 ⑀ $162 million in assets ⑀ 4 locations on the Central Coast of California ⑀ Initial public offering completed on November 12, 2002 ⑀ As of December 31, 2006 ⑀ $1.2 billion in assets ⑀ 16 banking locations in three states of CA , KS and AZ ⑀ $94.2 million market cap at December 31, 2006

* Three more banking centers in the Phoenix metro under development for opening from late 2007 to early 2009 (1996) NASDAQ: HWFG (1983) Banking Units Harrington Wealth Management Company, Inc. (1999) Kansas City Metro (1998) Arizona (2002) California (1983) 3 banking offices *2 banking offices 11 banking offices

The mission of Harrington West is to be: ⑀ growth oriented ⑀ 8-10% plus annual growth in loans and deposits ⑀ 15-20% plus annual growth in trust/investment management fees ⑀ high performing on ROE and EPS growth measures ⑀ ROE - low to mid teens ⑀ EPS growth of 8-15%, depending on the pace of investment spending in new banking offices and investment opportunities ⑀ diversified and opportunistic ⑀ high product value for retail and commercial customers ⑀ relationship-driven/consultative service ⑀ emphasize safety and community involvement ⑀ use modern financial skills in risk management and investments

Core Strategies ⑀⍽ Grow low and non-costing deposits ⑀⍽ Expand business lines to higher margin categories ⑀⍽ Commercial real estate, business, construction and HELOC lending ⑀⍽ Trust and investment management and banking fee income ⑀⍽ Diversify economic risk by building HWFG in three strong markets known well by management ⑀⍽ Central Coast of California ⑀⍽ Phoenix metro ⑀⍽ Kansas City metro ⑀⍽ Deploy capital efficiently in effort to increase ROE ⑀⍽ Control operating expenses ⑀⍽ Manage banking risks to a low level ⑀⍽ Credit ⑀⍽ Interest rate risk ⑀⍽ Operational risk

December 31, 2006 25% 37% 38% Core Deposits Diamond CD * Term Deposits December 31, 2000 17% 23% 60% Mix Change to Lower Cost Deposits * 10 month term CD with limited liquidity and a rate change option

Non Costing Deposits $0 $10 $20 $30 $40 $50 $60 2001 2002 2003 2004 2005 2006 Millions Compounded Annualized Growth Rate from 2001 - 2006 = 35.6%

⑀⍽ Commercial banking ⑀⍽ Mortgage lending ⑀⍽ Commercial ⑀⍽ Multi Family ⑀⍽ Single Family ⑀⍽ Consumer lending concentrating on HELOCs ⑀⍽ Full menu of retail and business deposit and cash management products ⑀⍽ Trust and investment management through Harrington Wealth Management Company (HWM) Enhanced Product Menu

New Product and Project Timeline

December 31, 2006 14% 34% 10% 16% 15% 7% 4% SFR CRE Multi Family C+I Construction Land Consumer December 31, 2000 50% 27% 17% 3% 1% 1% 1% Total Gross Loans = $396 million Total Gross Loans = $765 million SFR CRE Multi Family C+I Construction Land Consumer

CRE Loan Mix December 31, 2006 25% 33% 9% 4% 1% 14% 9% 3% 2% Office Medical Retail Warehouse Light Industrial Self Storage Mixed-Use Hotel/Motel Miscellaneous

Growth in C&I Loans $0 $25 $50 $75 $100 $125 2001 2002 2003 2004 2005 2006 Millions Compounded Annualized Growth Rate from 2001 - 2006 = 30.9%

June 30, 2006 4% 15% 8% 8% 9% 2% 6% 14% 20% 9% 5% Mining & Energy Construction Manufacturing Wholesale Retail Transportation Communications Finance & Insurance Real Estate Services Hospitality C&I Loan Mix by Major Industry

Compounded Annualized Growth Rate from 2001 - 2006 = 42.9% Construction Loan Growth $0 $25 $50 $75 $100 $125 $150 $175 $200 2001 2002 2003 2004 2005 2006 Millions Construction Land and Development

Consumer Loans $0 $5 $10 $15 $20 $25 $30 2001 2002 2003 2004 2005 2006 Millions Compounded Annualized Growth Rate from 2001 - 2006 = 18.1%

Diversified Markets ⑀⍽ Excellent Market Characteristics ⑀⍽ Broad Market Knowledge ⑀⍽ Loan Diversification ⑀⍽ Local Experience ⑀⍽ Shareholder Wealth Creation Options ⑀⍽ Centralized Administration

Deposits by Market December 31, 2006 (in millions) $584 $89 $59 California Kansas Arizona Total deposits $733 million

Loans by Market December 31, 2006 (in millions) $450 $190 $117 California Kansas Arizona Total net loans $757 million

Market Contribution to Loan Growth $112 $94 $103 California Kansas Arizona Total Loan Growth = $309 million December 31, 2002 to December 31, 2006 (in millions)

Banking Fee Income Growth $0 $1 $2 $3 $4 2001 2002 2003 2004 2005 2006 Millions Loan/Deposit/Other Mortgage Broker HWM BOLI Compounded Annualized Growth Rate from 2001 - 2006 = 29.1%

Utilize Excess Capital ⑀⍽ Strategy: To utilize excess bank capital with a short duration, high quality investment portfolio ⑀⍽ REDUCE as core banking assets increase ⑀⍽ Managed to a 3 to 6 month effective duration ⑀⍽ Experience: ⑀⍽ CEO and CIO have 15-20 years of experience in advising on investments and risk management ⑀⍽ Goal net investment margin: 100 bps over 3 month LIBOR ⑀⍽ Composition as of December 31, 2006: % of Total ⑀⍽ Home Equity ABS A to AAA rated 30% ⑀⍽ GNMA One Year ARM’s 18% ⑀⍽ Private label AAA ARM’s 16% ⑀⍽ High Coupon Agency Fixed Rate MBS 13% ⑀⍽ AAA Rated CMBS 10% ⑀⍽ Other 13%

Residential Mortgage ABS Portfolio ⑀⍽ No rating downgrades, only upgrades ⑀⍽ Well seasoned issues, well diversified ⑀⍽ Housing price appreciation ⑀⍽ Cash flow experience ⑀⍽ Limited purchases in 2006 and 2007 ABS Portfolio 100.0% Total 0.4 BBB 51.8 A 42.1 AA 5.7 AAA % to Total Rating 100.0% Total 4.0 2006 9.9 2005 20.2 2004 51.0 2003 10.3 2002 3.7 2001 0.9 2000 % to Total ABS Security Issue Date Total Market Value of Residential ABS = $96.5 million

Control Banking Risks $0 $1 $2 $3 $4 $5 $6 2001 2002 2003 2004 2005 2006 Millions 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Nonperforming Assets % to Total Assets Credit Quality Maintained

Predominantly Fully Guaranteed ≥ 1.2X ≤ 80% MF Fully Guaranteed by Principals N/A ≤ 75% Land Dev. Fully Guaranteed by Principals N/A ≤ 65% Land Generally 700+ N/A ≤ 90% HELOCs Predominantly Fully Guaranteed ≥ 1.3X ≤ 80% CRE * N/A FHLMC Standards ≤ 90% SFR Other/FICO DSCR LTV * Hotels/Ins Require ≥ 1.4 x Debt Service

Mortgage Portfolio LTV Characteristics 64% 90% MF 52% 88% Land Dev./ Construction Bulk Value 83% 86% Land 69% 99% HELOCs 50% 94% CRE 58% 87% SFR LTV ≤ 70% * LTV ≤ 80% * * At origination Percent of Portfolio Type

Financial Performance 2001 to 2006

⑀⍽ Strategic decision to reduce investments by $121 million from 12/31/04 to 12/31/06 and notional amount of Total Return Swaps by $120 million ⑀⍽ Investment margins tightened precipitously ⑀⍽ Risk/return tradeoffs in investments not favorable ⑀⍽ Loans grew $159 million over the 2004 to 2006 period ⑀⍽ Total Earning Assets, therefore, grew slowly ⑀⍽ Net Interest Margins virtually stable ⑀⍽ Higher loan margins offset by some repricing lag in loan/securities ⑀⍽ Investment spending in new banking centers influenced expenses ⑀⍽ Scottsdale, Airpark - March 2005 ⑀⍽ Thousand Oaks, California - May 2005 ⑀⍽ Olathe, Kansas - August 2006 Recent Factors Influencing Last Three Years of Profit Performance

$0 $100 $200 $300 $400 $500 $600 $700 $800 2001 2002 2003 2004 2005 2006 Compounded Annualized Growth Rate from 2001 - 2006 = 11.0% Loan Growth

Deposit Growth Compounded Annualized Growth Rate from 2001 - 2006 = 7.1% $0 $100 $200 $300 $400 $500 $600 $700 2001 2002 2003 2004 2005 2006 Millions

Investment Balances with Notional Amount of Total Return Swaps 0 $100 $200 $300 $400 $500 $600 2001 2002 2003 2004 2005 2006 Millions Portfolio Balance TROR Swaps

0 $5 $10 $15 $20 $25 $30 $35 2001 2002 2003 2004 2005 2006 Millions 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Net Interest Income Margin Compounded Annualized Growth Rate from 2001 - 2006 = 15% Net Interest Income

0% 1% 2% 3% 4% 5% June 2004 Qtr Sept 2004 Qtr Dec 2004 Qtr March 2005 Qtr June 2005 Qtr Sept 2005 Qtr Dec 2005 Qtr March 2006 Qtr June 2006 Qtr Sept 2006 Qtr Dec 2006 Qtr HWFG Net Interest Margin Fed Funds Rate Net Interest Margin Stability

$0 $5 $10 $15 $20 $25 $30 $35 2001 2002 2003 2004 2005 2006 Millions Net Interest Income before Provision Banking Fee Income Compounded Annualized Growth Rate from 2001 - 2006 = 16.8% Net Revenue = Net Interest Income before Provision for Loan Loss plus banking fee income Net Revenue

$0 $5 $10 $15 $20 $25 2001 2002 2003 2004 2005 2006 Millions Compounded Annualized Growth Rate from 2001 - 2006 = 17.0% Operating Expenses

$0 $2 $4 $6 $8 $10 $12 $14 2001 2002 2003 2004 2005 2006 Millions Compounded Annualized Growth Rate from 2001 - 2006 = 14.9% Core Income = Net Interest Income plus Fee Income minus Operating Expenses Core Income

Net Income Compounded Annualized Growth Rate from 2001 - 2006 = 16.7% 0.66% 0.68% 0.82% 0.72% 0.75% 0.80% $0 $3 $6 $9 2001 2002 2003 2004 2005 2006 Millions 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% Net Income ROA (Annualized)

Core Diluted and Net Earnings Per Share $1.03 $1.14 $1.24 $1.38 $1.43 $1.12 $1.39 $1.36 $1.46 $1.48 $1.48 $1.36 $0.0 $0.5 $1.0 $1.5 2001 2002 2003 2004 2005 2006 Core Diluted Earnings per Share Fully Diluted Earning per Share Compounded Annualized Growth Rate Core EPS from 2001 - 2006 = 6.8% Compounded Annualized Growth Rate Diluted EPS from 2001 - 2006 = 5.7% Note: The per share information above has been adjusted for the 6 for 5 stock split in the form of a stock dividend to holders of record on February 25, 2004.

Book Value Per Share $7.49 $8.18 $9.23 $9.98 $11.06 $12.40 $6.13 $7.16 $8.26 $9.05 $9.82 $11.22 $4 $6 $8 $10 $12 2001 2002 2003 2004 2005 2005 Book Value Tangible Book Value

13.7% 15.4% 16.4% 16.3% 14.6% 12.9% 0% 4% 8% 12% 16% 2001 2002 2003 2004 2005 2006 Return on Average Equity

Strategic Focus for 2007 and Beyond ⑀⍽ Maintain favorable financial performance and asset quality ⑀⍽ Seek growth of core deposits ⑀⍽ Banking Center Deposit Development Program ⑀⍽ Sales focus ⑀⍽ Training ⑀⍽ CRE and Business Lender Training and Incentive Program ⑀⍽ Grow and Diversify the Loan Portfolio ⑀⍽ Focus on growth of less volatile banking fee income ⑀⍽ Deposit fees ⑀⍽ Overdraft protection ⑀⍽ Brokerage services ⑀⍽ Bank Owned Life Insurance ⑀⍽ HWM fees ⑀⍽ Focus on mortgage banking income from bank relationships and purchase mortgages ⑀⍽ Develop Customer Source applications ⑀⍽ Track profitable and opportunity customers ⑀⍽ Cross selling penetration ⑀⍽ Open new banking offices - approximately 2 offices every 15 months.

Why Invest In Harrington West? ⑀⍽ Track record of QUALITY EARNINGS in a growing franchise ⑀⍽ ATTRACTIVE MARKETS and franchises ⑀⍽ CREDIT QUALITY ⑀⍽ OPPORTUNISTIC strategy ⑀⍽ Shareholder-focused to MAXIMIZE VALUE with high inside ownership - CEO Cerny owns 13% of HWFG ⑀⍽ RISK MANAGEMENT emphasis ⑀⍽ ATTRACTIVE VALUATION as of December 31, 2006 PEER HWFG EPS Multiple (LTM) 16.3x 11.7x Tangible Book Multiple 1.88x 1.55x Dividend Yield 2.06% 2.81% Payout (LTM) 34% 34% ⑀⍽ RISING CASH DIVIDEND to shareholders Median of all public banks and thrifts from $500 million to $2 billion in assets per RBC Capital Markets, Inc. * Based on December 31, 2006 financial information and March 9, 2007 stock price of $17.356.

HWFG vs. Bank Composite November 11, 2002 March 12, 2007 HWFG NASDAQ Bank Index